SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Investment Trust
(Name of Registrant as Specified In Its Charter)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on March 18, 2014

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.2votemyproxy.com/materials

FIDELITY® INTERNATIONAL SMALL CAP FUND
FIDELITY ADVISOR® INTERNATIONAL SMALL CAP FUND*
A FUND OF FIDELITY INVESTMENT TRUST

245 Summer Street, Boston, Massachusetts 02210
1-800-544-8544 (Fidelity International Small Cap Fund);
1-877-208-0098 (Fidelity Advisor International Small Cap Fund)

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of Fidelity® International Small Cap Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Fidelity International Small Cap Fund (the fund) will be held at an office of Fidelity Investment Trust (the trust), 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston's South Station) on March 18, 2014, at 8:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposal and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To approve a change in the performance adjustment index for the fund.

The Board of Trustees has fixed the close of business on January 21, 2014 as the record date for the determination of the shareholders of the fund and each class entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL Secretary

January 21, 2014

* Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, and Institutional Class are classes of Fidelity International Small Cap Fund.

Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions below or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1. Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3. All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp. c/o John Smith, Treasurer	John Smith, Treasurer

B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee u/t/d 12/28/78	Ann B. Collins, Trustee
C.	1)	Anthony B. Craft, Cust. f/b/o Anthony B. Craft, Jr. UGMA	Anthony B. Craft



INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY INVESTMENT TRUST:
FIDELITY® INTERNATIONAL SMALL CAP FUND
FIDELITY ADVISOR® INTERNATIONAL SMALL CAP FUND

TO BE HELD ON MARCH 18, 2014

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Investment Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity International Small Cap Fund (the fund) and at any adjournments thereof (the Meeting), to be held on March 18, 2014 at 8:30 a.m. ET at 245 Summer Street, Boston, Massachusetts 02210, an office of the trust and Fidelity Management & Research Company (FMR), the fund's investment adviser.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about January 21, 2014. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. may be paid on a per-call basis to solicit shareholders by telephone on behalf of the fund at an anticipated cost of approximately $75,000. The fund may also arrange to have votes recorded by telephone. D.F. King & Co., Inc. may be paid on a per-call basis for vote-by-phone solicitations on behalf of the fund at an anticipated cost of approximately $10,000.

If the fund records votes by telephone or through the internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by each class of the fund.

The fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The costs will be allocated on a pro rata basis to each class of a fund based on the net assets of each class relative to the total net assets of the fund.

The principal business address of FMR, the fund's investment adviser and administrator, and FMR Co., Inc. (FMRC), sub-adviser to the fund, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), the fund's principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), located at 10 Paternoster Square, 4th Floor, London, EC4M 7LS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; Fidelity Management & Research (Japan) Inc. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-Ku, Tokyo, Japan; FIL Investments (Japan) Limited (FIJ), located at Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo 105-6019, Japan; FIL Investment Advisors (FIA), located at Pembroke Hall, 42 Crow Lane, Pembroke, HM19, Bermuda; and FIL Investment Advisors (UK) Limited (FIA(UK)), located at Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom are also sub-advisers to the fund.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the fund's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to the item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Shares of each class of the fund issued and outstanding as of November 30, 2013, are indicated in the following table:

Number of Shares
Fidelity International Small Cap Fund*	38,591,895
Fidelity Advisor International Small Cap Fund: Class A	908,927
Fidelity Advisor International Small Cap Fund: Class T	516,886
Fidelity Advisor International Small Cap Fund: Class B	31,238
Fidelity Advisor International Small Cap Fund: Class C	526,225
Fidelity Advisor International Small Cap Fund: Institutional Class	2,496,302

* The information shown above is for a class of shares of the fund.

As of November 30, 2013, the Trustees and officers of the fund owned, in the aggregate, less than 1% of the fund's outstanding shares.

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the fund and class on November 30, 2013 was as follows:

Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor International Small Cap Fund: Class A	Ameriprise Financial Corporation	Minneapolis	MN	12.31%
Fidelity Advisor International Small Cap Fund: Class A	LPL Financial	Boston	MA	5.02%
Fidelity Advisor International Small Cap Fund: Class T	ADP	Roseland	NJ	13.55%
Fidelity Advisor International Small Cap Fund: Class T	AIG	New York	NY	7.38%
Fidelity Advisor International Small Cap Fund: Class T	KMS Financial Services, Inc.	Seattle	WA	6.36%
Fidelity Advisor International Small Cap Fund: Class B	ProEquities, Inc.	Birmingham	AL	7.98%
Fidelity Advisor International Small Cap Fund: Class B	Legend Equities Corporation	Palm Beach Gardens	FL	7.67%
Fidelity Advisor International Small Cap Fund: Class B	Morgan Stanley & Co Inc.	Jersey City	NJ	7.08%
Fidelity Advisor International Small Cap Fund: Class C	LPL Financial	Boston	MA	20.14%
Fidelity Advisor International Small Cap Fund: Class C	Securities America Inc	Lavista	NE	16.86%
Fidelity Advisor International Small Cap Fund: Class C	BankAmerica Corp.	Jacksonville	FL	9.31%
Fidelity Advisor International Small Cap Fund: Institutional Class	Northern Trust Corporation	Chicago	IL	95.58%
Fidelity International Small Cap Fund*	FMR LLC	Boston	MA	14.42%

* The ownership information shown above is for a class of shares of the fund.

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the fund on that date.

FMR has advised the trust that certain shares are registered to FMR or an FMR affiliate. To the extent that FMR and/or another entity or entities of which FMR LLC is the ultimate parent has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on January 21, 2014 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of the fund's annual report for the fiscal year ended October 31, 2013 call 1-800-544-8544 (Fidelity International Small Cap Fund) or 1-877-208-0098 (if you hold Fidelity Advisor International Small Cap Fund: Class A, Class T, Class B, Class C, or Institutional Class), visit Fidelity's web sites at www.fidelity.com or www.advisor.fidelity.com, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to the Proposal, votes to ABSTAIN and broker non-votes will have the same effect as votes cast AGAINST the Proposal.

SYNOPSIS OF THE PROPOSAL

The Board of Trustees, including the Trustees who are not "interested persons" of the trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, an amended management contract with FMR (the Amended Contract) in the form attached to this Proxy Statement as Exhibit 1. As described below in the Proposal, the Amended Contract changes the performance benchmark used to determine a portion of the management fee that FMR receives from the fund for managing its investments and business affairs. The fund currently pays a management fee linked to the fund's performance with respect to the MSCI® EAFE® Small Cap Index. The Trustees recommend that the fee be tied instead to the fund's performance with respect to the MSCI® ACWI® (All Country World Index) ex US Small Cap Index.

In addition to the modification discussed in more detail below, other non-material changes to the Amended Contract are proposed (see Exhibit 1). The changes are intended to clarify certain language in the fund's existing management contract with FMR (the Present Contract). If the proposal is approved by shareholders, these non-material changes will be included in the Amended Contract.

The fund's current investment objective is to seek capital appreciation by normally investing at least 80% of its assets in securities of companies with small market capitalization (which, for the purposes of this fund, are those companies with market capitalizations of $5 billion or less). The fund compares its performance to and calculates its performance fee against the MSCI® EAFE® Small Cap Index, which measures the performance of small cap stocks in 21 developed markets, excluding the U.S. and Canada.

FMR believes that the fund should expand its targeted investment universe to include Canadian and emerging markets securities and compare its performance to the MSCI ACWI ex US Small Cap Index, which measures the performance of small cap stocks in 22 developed markets, including Canada, and 22 emerging market countries. The Board of Trustees and FMR believe that the broader investment universe will benefit shareholders by enabling the fund to take advantage of compelling investment opportunities in small cap securities of Canadian and emerging markets companies. Additionally, expanding the fund's targeted investment universe to include Canada and emerging markets would provide investors with full exposure to non-U.S. small cap securities within a single fund, making the fund more appealing and better positioned for future asset growth and potentially lower expenses over time.

The proposal is part of FMR's plans to repatriate the fund's assets from FIA(UK) and FIJ, sub-advisers to the fund, to FMR, the fund's manager, on or about February 28, 2014. It is currently expected that in connection with the repatriation of the fund's assets Sam Chamovitz will become the fund's portfolio manager, succeeding co-managers Dale Nicholls, Nicholas Price, and Colin Stone. FMR will continue to serve as the fund's manager and have overall responsibility for directing the fund's investments and handling its business affairs. The anticipated date for these changes may change subject to FMR's discretion.

Present and Amended Contracts. FMR is the fund's investment adviser pursuant to the Present Contract dated August 1, 2013. (For information on FMR, see the section entitled "Activities and Management of FMR," on page (Click Here).) A form of the Amended Contract, marked to show proposed changes, is supplied as Exhibit 1 on page (Click Here). Except for changes reflecting the performance adjustment index change and other non-material changes intended to clarify certain language in the Present Contract, the Amended Contract is substantially similar to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" on page (Click Here).) If approved by shareholders, the Amended Contract will take effect on the first day of the month following approval and will remain in effect through July 31, 2014, and thereafter, only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 2014, and thereafter only as its continuance is approved at least annually as described above.

Shareholders are being asked to approve the following proposal to amend the Present Contract.

PROPOSAL TO APPROVE A CHANGE IN THE PERFORMANCE ADJUSTMENT
INDEX FOR THE FUND.

The Amended Contract modifies section 3 of the Present Contract to prospectively change the index used to calculate the fund's Performance Adjustment from the MSCI EAFE Small Cap Index (the Current Index) to the MSCI ACWI ex US Small Cap Index (the Proposed Index). FMR proposes to change the fund's Performance Adjustment Index to expand the fund's targeted investment universe to include investments in Canadian and emerging market issuers.

Current Management Fee. The fund's current management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee Rate is the sum of a Group Fee Rate, which declines as FMR's fund assets under management increases, and a fixed individual fund fee rate of 0.60%. For this purpose, the monthly average net assets of any registered investment companies with which FMR previously had management contracts but that currently have management contracts with Fidelity SelectCo, LLC are included. The Basic Fee Rate for the fund's fiscal year ended October 31, 2013 was 0.85%.

The Performance Adjustment is a positive or negative dollar amount applied to the Basic Fee, and is based on the fund's performance and assets over the most recent 36 months. If the fund outperforms its current comparative index, the Current Index, over 36 months, FMR receives a positive Performance Adjustment, which increases the management fee. If the fund underperforms the Current Index, FMR's management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month period. The Performance Adjustment rate is 0.02% for each percentage point (the performance of the fund and the Current Index each being calculated to the nearest 0.01%) of outperformance or underperformance, subject to a maximum rate of ±0.20%. Under the Present Contract, FMR received a positive Performance Adjustment for the fund's fiscal year ended October 31, 2013, which equaled 0.11% of the fund's average net assets for the year.

Although the Performance Adjustment is subject to a maximum rate of ±0.20%, it is calculated as a dollar amount. Because the Performance Adjustment is based on the fund's 36-month average net assets, the Performance Adjustment as a dollar amount can be more than 0.20% or less than -0.20% when measured against current assets. For example, if the fund outperformed its index by 8 percentage points, the performance adjustment rate would be a positive 0.16% (0.02% multiplied by 8). If the fund's current net assets were the same as its 36-month average net assets, the Performance Adjustment also would be 0.16%. However, if the fund's current assets were double the 36-month average assets, the Performance Adjustment would be 0.08% based on current assets, because the dollar amount of the fee increase is spread over a larger asset base. Similarly, if the fund's current assets were half the 36-month average, the performance adjustment would be 0.32% based on current assets, because the dollar amount of the fee increase is spread over a smaller asset base.

Effects of Proposed Amendment to the Present Management Contract. As explained above, if the proposal is approved, the fund will broaden its targeted investment universe to include small cap securities of Canadian and emerging market issuers, and FMR will use a different benchmark to determine a portion of its management fee. To the extent that a fund's performance benchmark represents its "neutral" investment position (or its universe), a benchmark change could change the fund's investment characteristics. If the proposal is approved, the fund will move from a benchmark designed to invest in securities of small cap stocks in 21 developed markets, excluding the U.S. and Canada, to one with a broader small cap representation across 22 developed market countries, including Canada, and 22 emerging market countries. FMR believes the Proposed Index will provide a more meaningful performance comparison for the fund.

The expected financial impact of the proposed change in the performance adjustment index for the fund is summarized briefly in the following paragraphs. The changes are discussed in more detail in the remainder of the proposal.

Financial Impact of Proposed Change in Performance Adjustment. Because the change will be implemented prospectively, the future impact on management fees will depend on the fund's future performance relative to the Proposed Index. However, the past performance of the Proposed Index and the fund can be used to show what the impact would have been on management fees for fiscal year 2013 (12 months ended October 31, 2013) if the Proposed Index had been the fund's Performance Adjustment Index. For this purpose, the performance of the Proposed Index was substituted for the performance of the Current Index for the rolling 36-month performance period ended during the fiscal year. (Under the terms of the Amended Contract, the proposed change in the fund's Performance Adjustment Index will actually occur on a gradual basis over the 36-month period following shareholder approval of the Amended Contract. See "Implementation of Change in Performance Adjustment Index" on page (Click Here) for details.)

For the fiscal year ended October 31, 2013, the positive Performance Adjustment using the Current Index totaled 0.11% of the fund's average net assets. For the fiscal year ended October 31, 2013, the positive Performance Adjustment using the Proposed Index would have totaled 0.17% of the fund's average net assets. Thus, for the fiscal year ended October 31, 2013, if the Proposed Index had been the fund's Performance Adjustment Index, the fund's management fee would have been $503,974 higher, or 0.06% higher as a percentage of the fund's average net assets for the year, compared to the rate FMR was entitled to receive under the Present Contract. The management fee based on the Proposed Index for that period is a hypothetical management fee as FMR would have managed the fund differently if the Proposed Index had been in place during the calculation period.

Change in Performance Adjustment Index

Comparison of Proposed and Current Performance Adjustment Indices. If the proposal is approved, the fund will change its Performance Adjustment Index prospectively to the Proposed Index, the MSCI ACWI ex US Small Cap Index. The MSCI ACWI ex US Small Cap Index measures non-US small cap performance across 22 developed market countries, including Canada, and 22 emerging market countries. The Current Index, the MSCI EAFE Small Cap Index, is a market capitalization-weighted index that is designed to measure the investable equity market performance of small cap stocks for global investors of developed markets, excluding the U.S. and Canada. The MSCI EAFE Small Cap Index is designed as a measure of the performance of small cap stocks in 21 developed markets, and excludes both U. S. and Canadian securities, whereas MSCI ACWI ex US Small Cap Index excludes U.S. securities but includes both Canadian and emerging market securities. FMR believes that the Proposed Index will provide a more appropriate comparison than the Current Index because the Proposed Index includes Canadian and emerging market securities.

The following chart compares the rolling 36-month returns (the measurement period used to calculate Performance Adjustments) of the fund and the Current and Proposed Indices for the past three years ended October 31, 2013. The chart shows that the fund outperformed the Proposed Index and the Current Index for a portion of the period and underperformed the Proposed Index for a portion of the period.


Performance is based on the retail class of the fund.

Returns for the MSCI EAFE Small Cap Index are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts (net MA tax). MSCI will provide a net MA tax version of the MSCI ACWI ex US Small Cap Index beginning on April 1, 2014, the effective date of the proposed benchmark change, if the proposal is approved.

The following chart compares the calendar year performance of the fund to both indices over the past 10 calendar years, and for the 10 months ended October 31, 2013. The chart shows that the two benchmarks have performed differently at times over this period, with the Proposed Index outperforming the Current Index in four of the past ten calendar years.


90
70
50
30
10
-10
-30
-50
-70
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
YTD
10/31/13
MSCI EAFE Small Cap Index (current)
MSCI ACWI ex U.S. Small Cap Index (proposed)
International Small Cap Fund

Performance is based on the retail class of the fund.


Returns for the MSCI EAFE Small Cap Index are adjusted for tax withholding rates applicable to U.S. based mutual funds organized as Massachusetts business trusts (net MA tax). MSCI will provide a net MA tax version of the MSCI ACWI ex US Small Cap Index beginning on April 1, 2014, the effective date of the proposed benchmark change, if the proposal is approved.

The following table compares the index constituents by country between the Current Index and the Proposed Index, as of November 30, 2013. Countries included in the Proposed Index but not the Current Index are noted in bold font. Fidelity International Small Cap Fund held approximately 0.8% of its assets in securities of Canadian issuers, and 7.5% of its assets in securities of emerging markets issuers, as of November 30, 2013, compared to 8.30% (Canadian issuers) and 21.01% (emerging markets issuers) in the Proposed Index, as shown below.

Comparison of Index Constituents by Country as of November 30, 2013
MSCI EAFE Small Cap Index (Current Index)		MSCI ACWI ex US Small Cap Index (Proposed Index)
Japan	27.15%	Japan	19.19%
United Kingdom	22.96%	United Kingdom	16.23%
Australia	6.58%	Canada	8.30%
Germany	5.99%	Australia	4.65%
Switzerland	4.20%	Taiwan	4.26%
Sweden	4.01%	Germany	4.23%
Italy	3.88%	China	4.07%
France	3.82%	Korea	3.52%
Hong Kong	3.11%	Switzerland	2.97%
Singapore	2.64%	Sweden	2.83%
Denmark	2.32%	Italy	2.74%
Spain	2.18%	France	2.70%
Norway	2.16%	Hong Kong	2.20%
Netherlands	1.87%	Singapore	1.87%
Finland	1.52%	South Africa	1.68%
Belgium	1.32%	Denmark	1.64%
New Zealand	1.10%	Spain	1.54%
Israel	1.07%	Norway	1.52%
Ireland	0.93%	Netherlands	1.32%
Austria	0.73%	Brazil	1.26%
Portugal	0.46%	Finland	1.08%
		Malaysia	1.07%
		India	1.02%
		Belgium	0.94%
		Thailand	0.88%
		New Zealand	0.78%
		Israel	0.76%
		Indonesia	0.70%
		Ireland	0.66%
		Austria	0.52%
		Turkey	0.49%
		Mexico	0.43%
		Poland	0.39%
		Portugal	0.32%
		Chile	0.28%
		Philippines	0.24%
		Russia	0.22%
		Greece	0.17%
		Egypt	0.16%
		Morocco	0.05%
		Peru	0.04%
		Czech Republic	0.03%
		Columbia	0.03%
		Hungary	0.02%

Implementation of Change in Performance Adjustment Index. If the proposal is approved, the change in the fund's Performance Adjustment Index will be implemented on a prospective basis beginning with the first day of the month following shareholder approval. However, because the Performance Adjustment is based on a rolling 36-month measurement period, comparisons to the Proposed Index will not be fully implemented for 36 months after shareholder approval. During this transition period, the fund's returns will be compared to a 36-month blended index return that reflects the performance of the Current Index for the portion of the performance period prior to adoption and the performance of the Proposed Index for the remainder of the period. For example, the Performance Adjustment for the first full month following shareholder approval would be calculated by comparing the fund's performance over the 36-month performance period to a blended index return calculated using the Current Index's performance for the first 35 months of the performance period and the Proposed Index's performance for the 36th month. Each month for the following 35 months, the blended index return would reflect an additional month of the Proposed Index's performance and one less month of the Current Index's performance. At the conclusion of the transition period, the performance of the Current Index would be eliminated from the Performance Adjustment calculation, and the calculation would include only the performance of the Proposed Index.

Comparison of Management Fees. The following table compares the fund's management fee for the fiscal year ended October 31, 2013, under the terms of the Present Contract, to the management fee the fund would have incurred if the proposed change in the Performance Adjustment Index had been in effect. For this purpose, the Performance Adjustment amount presented for the Amended Contract for the fiscal year ended October 31, 2013 has been calculated using the rolling 36-month historical performance of the Proposed Index during the period. Management fees are expressed in dollars and as a percentage of the fund's average net assets for the fiscal year ended October 31, 2013. The management fee shown in the table for the Amended Contract is a hypothetical management fee as FMR would have managed the fund differently if the Proposed Index had been in place during the calculation period.

HYPOTHETICAL EXAMPLES

FOR THE FISCAL YEAR ENDED OCTOBER 31, 2013

	Present Contract		Amended Contract		Difference
	$	%	$	%	$	%
Basic Fee	7,352,833	0.85	7,352,833	0.85	--	--
Performance Adjustment*	929,023	0.11	1,432,997	0.17	503,974	0.06
Total Management Fee	8,281,856	0.96	8,785,830	1.02	503,974	0.06

* Based on the retail class of the fund.

The following tables provide data concerning the fund's management fees and expenses as a percentage of average net assets for the fiscal year ended October 31, 2013 under the Present Contract and if the proposed change in Performance Adjustment Index had been in effect during the same period. As with the table above, the Performance Adjustment amount incorporated in the management fee expenses listed for the Amended Contract has been calculated using the rolling 36-month historical performance of the Proposed Index during the fiscal year ended October 31, 2013.

The following tables also describe the fees and expenses that may be incurred when you buy or sell shares of the fund. The annual fund operating expenses provided below do not reflect the effect of any reduction of expenses during the fiscal year ended October 31, 2013.

HYPOTHETICAL EXAMPLES

COMPARATIVE EXPENSE TABLE FOR THE FISCAL YEAR ENDED
OCTOBER 31, 2013

Annual Operating Expenses* (as a percentage of average net assets)

	Present Contract	Amended Contract
Management Fee	0.96%	1.02%
12b-1 Fee	None	None
Other Expenses	0.37%	0.37%
Total Annual Operating Expenses	1.33%	1.39%


* Based on the retail class of the fund.

Example: The following illustrates the expenses on a $10,000 investment under the fees and expenses stated above, assuming (1) 5% annual return and (2) redemption at the end of each time period:

Fiscal Year Ended October 31, 2013*	1 Year	3 Years	5 Years	10 Years
Present Contract	$ 135	$ 421	$ 729	$ 1,601
Amended Contract	$ 142	$ 440	$ 761	$ 1,669

* Based on the retail class of the fund.

The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered as a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.

Board Approval of Investment Advisory Contracts and Management Fees.

Fidelity International Small Cap Fund

On November 13, 2013, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve an amended management contract (the Amended Contract) for the fund and to submit the Amended Contract to shareholders for their approval, with the intention of differentiating the fund and increasing its appeal by including Canada and emerging markets within its target investment universe. If approved by shareholders, the Amended Contract will prospectively change the index used to calculate the fund's performance adjustment from the MSCI EAFE Small Cap Index (the Current Index), which represents non-U.S. small cap issuers across 21 developed market countries, excluding Canada, to the MSCI All Country World ex U.S. Small Cap Index (the Proposed Index), which represents non-U.S. small cap issuers across 22 developed market countries, including Canada, and 22 emerging market countries.

In considering whether to approve the Amended Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Amended Contract is in the best interests of the fund and its shareholders and that the compensation payable under the Amended Contract is fair and reasonable. The Board, in reaching its determination to approve the Amended Contract, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

 Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, Fidelity Management & Research Company (FMR), and the sub-advisers, including the backgrounds of the fund's investment personnel. The Board also considered the fund's investment objective, strategies, and related investment philosophy, and compared those to Fidelity's other international small cap offerings.

 Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees took note of the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel, which it had reviewed in connection with its annual renewal of the fund's advisory contracts in July 2013. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources, which are an integral part of the investment management process.

 Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of advisory, administrative, and shareholder services to be performed by FMR under the Amended Contract. The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

 Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is a part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services.

 Investment Performance. In determining whether the Proposed Index is an appropriate index against which to measure the fund's investment performance, the Board considered that, subject to shareholder approval of the Amended Contract, FMR expects to increase the fund's exposure to investments in Canada and emerging markets. The Board noted that because the Proposed Index includes securities of issuers from Canada and emerging markets in addition to those of the same countries included in the Current Index, it will provide a more meaningful performance comparison for the fund going forward.

The Board considered the rolling 36-month returns of the fund's retail class compared to the rolling 36-month returns of the Current Index and the Proposed Index over the last three years ended September 30, 2013. The Board noted that the fund generally outperformed the Current Index and outperformed and underperformed the Proposed Index at different times over that period.

The Board compared the current weightings and characteristics of the Proposed Index to the Current Index. The Board also considered the performance of each index over the past ten calendar years and for the nine months ended September 30, 2013. The Board noted that the Proposed Index slightly outperformed the Current Index over the past 10 years. The Board recognized that past performance would have no impact on performance in the future and noted that historical performance differences between the Current and Proposed Index were primarily related to Canadian and emerging markets holdings.

Based on its review, the Board concluded that the nature, extent, and quality of the services provided to the fund under the Amended Contract should benefit the fund's shareholders.

 Competitiveness of Management Fee and Total Fund Expenses. The Board considered that, because the change in the index used to calculate the fund's performance adjustment will be implemented prospectively, the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index. Nonetheless, the Board considered the management fee that the fund incurred under the current management contract (with the Current Index) for the 12-month period ended September 30, 2013, compared to the hypothetical management fee that the fund would have incurred if the Amended Contract (with the Proposed Index) had been in effect during that period. The Board noted that, under the current management contract, the fund's basic fee was increased by a positive performance adjustment of approximately 0.12% and that, if the Amended Contract had been in effect during the 12-month period ended September 30, 2013, the fund's basic fee would have increased by a positive performance adjustment of 0.16%. As a result, the fund's hypothetical management fee would have been 0.04% ($371,854) higher if the Amended Contract had been in effect during that period. The Board noted that the fund outperformed the Current Index and the Proposed Index over that period.

In its review, the Board noted that at its July 2013 meeting it received and considered materials relating to its review of total expenses for the fund in connection with its renewal of the fund's current advisory contracts. This information included Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. Because the fund's management fee impacts the fund's total expenses - and because the future impact on management fees will depend solely on the fund's future performance relative to the Proposed Index - the Board will next review the fund's total expenses compared to competitive fund median expenses in connection with its future renewal of the fund's advisory contracts.

Based on its review, the Board concluded that the fund's management fee was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

 Costs of the Services and Profitability. Because the Board was approving an arrangement under which the management fee that the fund pays FMR will depend solely on the fund's future performance relative to the Proposed Index, it did not consider data regarding the impact on Fidelity's costs of services, revenues, or profitability to be a significant factor in its decision. The Board noted that it considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders in connection with its annual renewal of the fund's advisory contracts in July 2013, and that the Board will consider Fidelity's costs of services and profitability in connection with its future renewal of the fund's advisory contracts.

 Economies of Scale. The Board recognized that the fund's Amended Contract, like the current contract, incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under management increase, and for higher group fee rates as total fund assets under management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board noted that it previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the fund, whether the fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale in connection with its annual renewal of the fund's advisory contracts in July 2013, and that the Board will consider economies of scale In connection with its future renewal of the fund's advisory contracts.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the Amended Contract should be approved and submitted to shareholders for their approval.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMR

FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees and average net assets of funds with investment objectives similar to Fidelity International Small Cap Fund and advised by FMR is contained in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page (Click Here).

FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

The Directors of FMR are Abigail P. Johnson, Chairman of the Board; James C. Curvey; Peter S. Lynch, Vice Chairman; and John J. Remondi. Mr. Curvey is also a Trustee of the trust and of other funds advised by FMR. Mr. Lynch is a member of the Advisory Board of the trust. The following people are currently officers of the trust and officers or employees of FMR or FMR LLC: Scott C. Goebel, Secretary and Chief Legal Officer of the Fidelity funds and Senior Vice President, General Counsel, and Secretary of FMR; Elizabeth Paige Baumann, Anti-Money Laundering (AML) Officer of the Fidelity funds; Christine Reynolds, Chief Financial Officer of the Fidelity funds and President of Fidelity Pricing and Cash Management Services (FPCMS); Kenneth B. Robins, President and Treasurer of Fidelity's Equity and High Income Funds; Adrien E. Deberghes, Deputy Treasurer of Fidelity's Equity and High Income Funds; Stephen Sadoski, Deputy Treasurer of Fidelity's Equity and High Income Funds; Stacie Smith, Deputy Treasurer of Fidelity's Equity and High Income Funds; Brian B. Hogan, Vice President of Equity and High Income Funds and President of FMR's Equity Division; Thomas Hense, Vice President of Fidelity's High Income, Small Cap, and Value funds; William C. Coffey, Assistant Secretary of Fidelity's Equity and High Income Funds; Joseph A. Hanlon, Chief Compliance Officer of Fidelity's Equity and High Income Funds and FMR; Stephanie J. Dorsey, Assistant Treasurer of Fidelity's Equity and High Income Funds; Chris Maher, Assistant Treasurer of Fidelity's Equity and High Income Funds; Renee Stagnone, Deputy Treasurer of the Fidelity funds; Joseph F. Zambello, Deputy Treasurer of the Fidelity funds; Gary W. Ryan, Assistant Treasurer of the Fidelity funds; and Jonathan Davis, Assistant Treasurer of the Fidelity funds. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of each of the Directors of FMR is 245 Summer Street, Boston, Massachusetts 02210.

All of the stock of FMR is owned by its parent company, FMR LLC, 245 Summer Street, Boston, Massachusetts 02210, which was organized on October 31, 1972. The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Edward C. Johnson 3d and Abigail P. Johnson family, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

In transactions during the period November 1, 2012 through November 30, 2013, trusts for the benefit of Edward C. Johnson 3d and members of his family sold 3,826 shares of FMR LLC Class B voting common stock to two trusts for the benefit of members of the family of Edward C. Johnson 3d for which Mr. Curvey, a Trustee and Chairman of the Board of the trusts, serves as trustee, for aggregate cash consideration of $2,204,043.82.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments.

Funds with investment objectives similar to Fidelity International Small Cap Fund for which FMR has entered into a sub-advisory agreement with FMRC, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page (Click Here).

The Directors of FMRC are Abigail P. Johnson, Chairman of the Board; James C. Curvey; Peter S. Lynch, Vice Chairman; Ronald P. O'Hanley, and John J. Remondi. Mr. Curvey is also a Director of FMR, Vice Chairman and Director of FMR LLC, a Trustee of Fidelity Investment Trust, and a Trustee or Member of the Advisory Board of other funds advised by FMR. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board of the trust and of other funds advised by FMR. Mr. Remondi is also a Director of FMR and FMR LLC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210.

ACTIVITIES AND MANAGEMENT OF FMR U.K., FMR H.K., FMR JAPAN, FIJ, FIA, AND FIA(UK)

FMR U.K. is a wholly-owned subsidiary of FMR formed in 1986. FMR H.K. is a wholly-owned subsidiary of FMR formed in 2008. FMR Japan is a wholly-owned subsidiary of FMR formed in 2008. FIJ, organized in Japan in 1986, is a wholly-owned subsidiary of FIL Limited, a Bermuda company formed in 1968. FIA, established in 1983, is another wholly-owned subsidiary of FIL Limited. FIA(UK), established in 1984, is a wholly-owned subsidiary of Fidelity Investments Management Limited, an indirect wholly owned subsidiary of FIL Limited. Edward C. Johnson 3d, Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited.

FMR U.K., FMR H.K., FMR Japan, FIJ, FIA, and FIA(UK) provide research and investment recommendations with respect to companies based outside of the United States for certain funds for which FMR acts as investment adviser. They may also provide investment advisory services. FMR U.K. focuses primarily on companies based in the U.K. and Europe. FMR H.K. focuses primarily on companies based in Hong Kong. FMR Japan focuses primarily on companies based in Japan. FIJ focuses primarily on companies based in Japan and the Far East. FIA focuses primarily on companies based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIA(UK) focuses primarily on companies based in the U.K. and Europe. Funds with investment objectives similar to Fidelity International Small Cap Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K., FMR H.K., FMR Japan, FIJ, FIA, and/or FIA(UK) and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Advisory Fees in Exhibit 2 beginning on page (Click Here).

The Directors of FMR U.K. are Mark D. Flaherty, President and Chief Executive Officer, Chief Investment Officer - Fixed-Income/U.K., Managing Director of Research; Matthew Born, Managing Director of Research; Robert P. Brown, Managing Director of Research; Lawrence J. Brindisi, Executive Director and Executive Vice President; Timothy M. Cohen, Chief Investment Officer - Equity; William E. Dailey, Treasurer; David Hamlin, Managing Director of Research; and John B. McHale, Managing Director of Research. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210.

The Directors of FMR H.K. are Markus K.E. Eichacker, Chairman of the Board, President, Chief Executive Officer, Chief Investment Officer, Managing Director of Research; Robert S. Bao; Christopher S. Bartel; Michael D. Kopfler; and Sharon Yau Lecornu, Director of Investment Services - Asia. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is Floor 19, 41 Connaught Road Central, Hong Kong.

The Directors of FMR Japan are Christopher S. Bartel, President, Chief Executive Officer; William E. Dailey, Treasurer; and Takeya Suzuki, Managing Director of Research - Japan. All of these persons hold or have options to acquire stock or other securities of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210.

The Directors of FIJ are Peter Cromby; John Ford, Executive Officer; Brad Fresia; Judith Marlinski, Representative Executive Officer; Allan Pelvang; and Rupert Rossander. The principal business address of each of the Directors is Shiroyama Trust Tower, 4-3-1, Toranomon, Minato-ku, Tokyo 105-6019, Japan.

The Directors of FIA are Lori Blackwood, Chief Compliance Officer; John Ford; Allan Pelvang; Chris Rimmer; Deborah Speight, Alternate Director to all Directors; Neal Turchairo; and Andrew Wells. The principal business address of each of the Directors is Pembroke Hall, 42 Crow Lane, Pembroke, HM19, Bermuda.

The Directors of FIA(UK) are Andrew Morris, Chief Compliance Officer; Andrew Jones, Hugh Mullan; and Andrew Wells. The principal business address of each of the Directors is Oakhill House, 130 Tonbridge Road, Hildenborough, TN11 9DZ, United Kingdom.

PRESENT MANAGEMENT CONTRACT

The Present Contract, dated August 1, 2013, was approved by the Board of Trustees on July 16, 2013, pursuant to authority granted under SEC staff interpretations of the 1940 Act.

Management Services. Under the terms of the Present Contract, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and all personnel of the fund or FMR performing services relating to research, statistical and investment activities.


In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Services provided by affiliates of FMR will continue under the Amended Contract described in the Proposal.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, the fund or each class thereof, as applicable, pays all of its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. The Present Contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears these costs. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees. For the services of FMR under the Present Contract, the fund pays FMR a monthly management fee which has two components: a basic fee, which is the sum of a group fee rate and an individual fund fee rate, and a performance adjustment based on a comparison of the fund's performance to that of the MSCI EAFE Small Cap Index.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts. For this purpose, the monthly average net assets of any registered investment companies with which FMR previously had management contracts but that currently have management contracts with Fidelity SelectCo, LLC are included.


GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.5200%	$ 1 billion	.5200%
3	-		6.4900	50	.3823
6	-		9.4600	100	.3512
9	-		12.4300	150	.3371
12	-		15.4000	200	.3284
15	-		18.3850	250	.3219
18	-		21.3700	300	.3163
21	-		24.3600	350	.3113
24	-		30.3500	400	.3067
30	-		36.3450	450	.3024
36	-		42.3400	500	.2982
42	-		48.3350	550	.2942
48	-		66.3250	600	.2904
66	-		84.3200	650	.2870
84	-		102.3150	700	.2838
102	-		138.3100	750	.2809
138	-		174.3050	800	.2782
174	-		210.3000	850	.2756
210	-		246.2950	900	.2732
246	-		282.2900	950	.2710
282	-		318.2850	1,000	.2689
318	-		354.2800	1,050	.2669
354	-		390.2750	1,100	.2649
390	-		426.2700	1,150	.2631
426	-		462.2650	1,200	.2614
462	-		498.2600	1,250	.2597
498	-		534.2550	1,300	.2581
534	-		587.2500	1,350	.2566
587	-		646.2463	1,400	.2551
646	-		711.2426	1,450	.2536
711	-		782.2389	1,500	.2523
782	-		860.2352	1,550	.2510
860	-		946.2315	1,600	.2497
946	-		1,041.2278	1,650	.2484
1,041	-		1,145.2241	1,700	.2472
1,145	-		1,260.2204	1,750	.2460
1,260	-		1,386.2167	1,800	.2449
1,386	-		1,525.2130	1,850	.2438
1,525	-		1,677.2093	1,900	.2427
1,677	-		1,845.2056	1,950	.2417
Over			1,845.2019	2,000	.2407

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $1,508 billion of group net assets - the approximate level for October 2013 - was 0.2521%, which is the weighted average of the respective fee rates for each level of group net assets up to $1,508 billion.

The fund's individual fund fee rate is 0.60%. Based on the average group net assets for October 2013, the fund's annual basic fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Basic Fee Rate
Fidelity International Small Cap Fund	0.2521%	+	0.6000%	=	0.8521%

One-twelfth of the basic fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

Computing the Performance Adjustment. The basic fee for Fidelity International Small Cap Fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record over the same period of the MSCI EAFE Small Cap Index. The performance period consists of the most recent month plus the previous 35 months.

If the Trustees determine that another index is appropriate for Fidelity International Small Cap Fund, they may designate a successor index to be substituted, when permitted by applicable law.

For the purposes of calculating the performance adjustment for the fund, the fund's investment performance will be based on the performance of Fidelity International Small Cap Fund, a class of shares of the fund. To the extent that Class A, Class T, Class B, Class C, and Institutional Class have higher expenses, this could result in Class A, Class T, Class B, Class C, and Institutional Class bearing a larger positive performance adjustment and smaller negative performance adjustment than would be the case if each class's own performance were considered.

The performance comparison is made at the end of each month.

Each percentage point of difference, calculated to the nearest 0.01% (up to a maximum difference of ±10.00), is multiplied by a performance adjustment rate of 0.02%. The maximum annualized performance adjustment rate is ±0.20% of the fund's average net assets over the performance period.

One twelfth (1/12) of this rate is then applied to the fund's average net assets over the performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.

The performance of the fund is calculated based on change in NAV. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in that fund's shares at the NAV as of the record date for payment.

The record of the MSCI EAFE Small Cap Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the index. Because the adjustment to the basic fee is based on the fund's performance compared to the investment record of the index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the MSCI EAFE Small Cap Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.

The index returns for the MSCI EAFE Small Cap Index are adjusted for tax withholding at treaty rates applicable to U.S.-based mutual funds organized as Massachusetts business trusts.

For the fiscal year ended October 31, 2013, the fund paid FMR management fees of $8,281,856. The amount of this management fee includes both the basic fee and the amount of the performance adjustment, if any. For the fiscal year ended October 31, 2013, the upward performance adjustment amounted to $929,023.

FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Distribution Agreement. The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 100 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenue collected and retained by FDC for the past fiscal year are shown in the following table:

	Sales Charge Revenue		Deferred Sales Charge Revenue
	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Class A	$ 42,908	$ 13,853	$ 0	$ 0
Class T	$ 12,735	$ 2,742	$ 1	$ 1
Class B	--	--	$ 143	$ 143
Class C	--	--	$ 1,699	$ 1,699

The table below shows the distribution and service fees paid for Class A, Class T, Class B, and Class C of the fund for the fiscal year ended October 31, 2013.

	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Class A	--	--	--	$ 42,679	$ 41,308	$ 1,371
Class T	$25,778	$25,733	$ 45*	$ 25,778	$ 25,732	$ 46
Class B	$5,625	$0	$ 5,625**	$ 1,875	$ 1,823	$ 52
Class C	$67,829	$58,267	$ 9,562*	$ 22,610	$ 19,423	$ 3,187

* Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

** This amount is retained by FDC for use in its capacity as distributor.

FDC received no payments from the Retail Class and Institutional Class of the fund pursuant to the Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the Retail Class and Institutional Class of the fund other than those that are to be made to FMR under its management contract.

Transfer and Service Agent Agreements. The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

The fund has entered into a service agent agreement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR (or an agent, including an affiliate). The fund has also entered into a securities lending administration agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

 Transfer agent fees paid to FIIOC by the fund for the fiscal year ended October 31, 2013 amounted to $2,205,642.

 For the fiscal year ended October 31, 2013, the fund paid FSC pricing and bookkeeping fees of $409,626.

 For the fiscal year ended October 31, 2013, the fund paid FSC $7,478 for securities lending.

SUB-ADVISORY AGREEMENTS

 FMRC. On behalf of the fund, FMR has entered into a sub-advisory agreement, dated July 18, 2002, with FMRC pursuant to which FMRC may provide investment advisory services for the fund. Under the terms of the sub-advisory agreement for the fund, FMR, and not the fund, pays FMRC's fees.

The fund's sub-advisory agreement with FMRC was approved by FMR as sole shareholder of the fund prior to the fund's commencement of operations on September 18, 2002.

 FMR U.K., FMR H.K., FMR Japan, FIA, FIA(UK), and FIJ. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR U.K. (dated July 17, 2008), FMR H.K. (dated September 9, 2008), FMR Japan (dated September 29, 2008), and FIA (dated July 18, 2002). On behalf of the fund, FIA, in turn, has entered into sub-advisory agreements, each dated July 18, 2002, with FIA(UK) and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIA, and not the fund, pay the sub-advisers.

Currently, FIA(UK) and FIJ have day-to-day responsibility for choosing certain types of investments for the fund. On or about February 28, 2014, it is anticipated that the fund's assets will be repatriated from FIA(UK) and FIJ to FMR, the fund's manager.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR U.K., which became effective July 17, 2008.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR H.K., which became effective September 9, 2008.

On July 17, 2008, pursuant to authority granted under SEC staff interpretations of the 1940 Act, the Board of Trustees approved, on behalf of the fund, a sub-advisory agreement with FMR Japan, which became effective September 29, 2008.

The fund's sub-advisory agreements with FIA, FIA(UK), and FIJ were approved by FMR as sole shareholder of the fund prior to the fund's commencement of operations on September 18, 2002.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the Present Contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. If FMR grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement.

FMR may place trades with certain brokers, including National Financial Services LLC (NFS), with whom it is under common control, provided it determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.


The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal year ended October 31, 2013. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity International Small Cap Fund	October 31, 2013	$ 1,022,258	0.12%

During the fiscal year ended October 31, 2013, the fund paid brokerage commissions of $510 to NFS. NFS is paid on a commission basis. During the fiscal year ended October 31, 2013, this amounted to approximately 0.05% of the aggregate brokerage commissions paid by the fund for transactions involving approximately 0.21% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.


During the fiscal year ended October 31, 2013, the fund paid $862,670 in brokerage commissions to firms for providing research services involving approximately $767,283,383 of transactions. For the twelve-month period ended September 30, 2013, $378,964 of the fund's brokerage commissions were allocated for research or brokerage services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before the fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1

UNDERLINED LANGUAGE WILL BE ADDED
~~STRUCKTHROUGH~~ LANGUAGE WILL BE DELETED

FORM OF

AMENDED and RESTATED
MANAGEMENT CONTRACT
between
FIDELITY INVESTMENT TRUST:
FIDELITY INTERNATIONAL SMALL CAP FUND
and
FIDELITY MANAGEMENT & RESEARCH COMPANY

 AGREEMENT AMENDED and RESTATED as of this ~~1st~~__ day of ~~August, 2013~~______, 2014, by and between Fidelity Investment Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity International Small Cap Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") as set forth in its entirety below.

~~Required authorization and approval by Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract, to a modification of said Contract in the manner set forth below. The Amended and Restated Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on August 1, 2013~~.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.

2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.

3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than "an appropriate index" (the "Index"). The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:

(a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:

(i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. For this purpose, the monthly average net assets of registered investment companies that previously had Advisory and Service or Management Contracts with the Adviser and currently have Advisory and Service or Management Contracts with Fidelity SelectCo, LLC are included. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:


0	-	$3 billion	.5200%
3	-	6	.4900
6	-	9	.4600
9	-	12	.4300
12	-	15	.4000
15	-	18	.3850
18	-	21	.3700
21	-	24	.3600
24	-	30	.3500
30	-	36	.3450
36	-	42	.3400
42	-	48	.3350
48	-	66	.3250
66	-	84	.3200
84	-	102	.3150
102	-	138	.3100
138	-	174	.3050
174	-	210	.3000
210	-	246	.2950
246	-	282	.2900
282	-	318	.2850
318	-	354	.2800
354	-	390	.2750
390	-	426	.2700
426	-	462	.2650
462	-	498	.2600
498	-	534	.2550
534	-	587	.2500
587	-	646	.2463
646	-	711	.2426
711	-	782	.2389
782	-	860	.2352
860	-	946	.2315
946	-	1,041	.2278
1,041	-	1,145	.2241
1,145	-	1,260	.2204
1,260	-	1,386	.2167
1,386	-	1,525	.2130
1,525	-	1,677	.2093
1,677	-	1,845	.2056
Over		1,845	.2019

(ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be 0.60%.

(b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.

(c) Performance Adjustment Rate: The performance period equals 36 months, the current month plus the previous 35 months. An adjustment to the monthly basic fee will be made by applying the Performance Adjustment Rate to the average net assets of the Portfolio over the performance period. One-twelfth of the resulting dollar figure will be added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Index. Except as otherwise provided in sub-paragraph (e) of this paragraph 3, the Performance Adjustment Rate is 0.02% for each percentage point (the performance of the Portfolio and the Index each being calculated to the nearest 0.01%) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.

~~The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio, there will be no performance adjustment. Starting with the twelfth month of the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.~~

For purposes of calculating the performance adjustment of the Portfolio, the Portfolio's investment performance will be based on the performance of the retail class.

The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the ~~R~~retail ~~C~~class of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the ~~R~~retail ~~C~~class of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio's ~~R~~retail ~~C~~class and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio's ~~R~~retail ~~C~~class shares, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.

(d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period. The resulting dollar amount is added to or deducted from the Basic Fee.

 (e) The Index shall be the ~~Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Small Cap Index~~MSCI All Country World ex U.S. Small Cap Index. ~~Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index") as provided in this sub-paragraph.~~ For the 35 month period commencing on ~~the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser) (the "Transition Period")~~________, 2014 (such period hereafter referred to as the "Transition Period"), the Performance Adjustment Rate shall be calculated by comparing the Portfolio's investment performance against the blended investment records of the ~~Successor~~ Index and the index used to calculate the Portfolio's Performance Adjustment prior to the Transition Period (the "Prior Index"), such calculation being performed as follows:

For the first month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the retail class of the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects the investment record of the Prior Index for the first 35 months of the performance period and the investment record of the ~~Successor~~ Index for the 36th month of the performance period. For each subsequent month of the Transition Period, the Performance Adjustment Rate shall be calculated by comparing the retail class of the Portfolio's investment performance over the 36 month performance period against a blended index investment record that reflects one additional month of the ~~Successor~~ Index's performance and one less month of the Prior Index's performance. This calculation methodology shall continue until the expiration of the Transition Period, at which time the investment record of the Prior Index shall be eliminated from the Performance Adjustment calculation, and the ~~Successor Index shall become the Index for purposes of calculating the Performance Adjustment~~calculation shall include only the investment record of the Index.

Subject to the requirements of the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the "Commission") or any rules or regulations adopted by, or interpretative releases of, the Commission, the Trustees may designate an alternative appropriate index for purposes of calculating the Performance Adjustment (the "Successor Index"). On the first day of the month following such designation (or such other date as agreed by the Fund, on behalf of the Portfolio, and the Adviser), the Performance Adjustment Rate shall be calculated by blending the index investment record of the Successor Index and then current Index, as provided above in this sub-paragraph.

(f) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect ~~provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect~~.

4. It is understood that the Portfolio will pay all its expenses, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) its proportionate share of insurance premiums; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.

5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until July 31, 2014 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the ~~Securities and Exchange~~ Commission ~~(the "Commission")~~ or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.

7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.

8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

[SIGNATURE LINES OMITTED]

EXHIBIT 2


Funds Advised by FMR - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for each growth fund as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMR
Advisor Series Stock Selector Large Cap Value(c)	1/31/13	655.0	0.55
Mid Cap Value:(c)
Class A	1/31/13	19.6	0.53
Class B	1/31/13	1.4	0.53
Class C	1/31/13	5.6	0.53
Class T	1/31/13	7.2	0.53
Institutional Class	1/31/13	4.6	0.53
Retail Class	1/31/13	556.6	0.53
Series All-Sector Equity:(c)
Class F	1/31/13	5,188.8	0.51
Retail Class	1/31/13	7,079.5	0.51
Series Stock Selector Large Cap Value:(c)
Class F	1/31/13	2,519.2	0.55
Retail Class	1/31/13	2,362.8	0.55
Stock Selector Large Cap Value:(c)
Class A	1/31/13	17.5	0.25
Class B	1/31/13	1.7	0.25
Class C	1/31/13	5.1	0.25
Class T	1/31/13	5.9	0.25
Institutional Class	1/31/13	1.9	0.25
Retail Class	1/31/13	460.5	0.25
Magellan®:(a)(c)
Class K	3/31/13	2,433.5	0.29
Retail Class	3/31/13	12,331.6	0.29
Large Cap Stock(a)(c)	4/30/13	1,209.2	0.59
Mid-Cap Stock:(a)(c)
Class K	4/30/13	1,855.0	0.43
Retail Class	4/30/13	4,682.8	0.43
Series Small Cap Discovery:(b)(h)
Class F	4/30/13	--	--
Retail Class	4/30/13	--	--
Small Cap Discovery(a)(c)	4/30/13	3,727.9	0.80
Small Cap Stock(a)(c)	4/30/13	2,799.9	0.45
Fidelity Fifty®(c)	6/30/13	673.4	0.54
Growth Discovery:(a)(c)
Class K	6/30/13	130.8	0.62
Retail Class	6/30/13	821.4	0.62
Mega Cap Stock:(a)(c)
Class A	6/30/13	14.1	0.46
Class B	6/30/13	0.7	0.46
Class C	6/30/13	4.7	0.46
Class T	6/30/13	5.3	0.46
Class Z(g)	6/30/13	--	--
Institutional Class	6/30/13	300.1	0.46
Retail Class	6/30/13	1,836.0	0.46
Advisor Leveraged Company Stock:(c)
Class A	7/31/13	1,277.1	0.61
Class B	7/31/13	83.1	0.61
Class C	7/31/13	455.3	0.61
Class T	7/31/13	869.3	0.61
Class Z(g)	7/31/13	--	--
Institutional Class	7/31/13	762.4	0.61
Blue Chip Growth:(a)(c)
Class K	7/31/13	2,910.5	0.55
Retail Class	7/31/13	11,545.5	0.55
Blue Chip Value(c)	7/31/13	257.0	0.29
Dividend Growth:(a)
Class K	7/31/13	1,399.6	0.41
Retail Class	7/31/13	6,213.5	0.41
Leveraged Company Stock:(a)(c)
Class K	7/31/13	833.8	0.61
Retail Class	7/31/13	3,621.3	0.61
Low-Priced Stock:(a)(c)
Class K	7/31/13	12,186.2	0.62
Retail Class	7/31/13	24,886.8	0.62
OTC:(a)(c)
Class K	7/31/13	1,862.0	0.55
Retail Class	7/31/13	5,555.1	0.55
Series Blue Chip Growth:(b)(h)
Class F	7/31/13	--	--
Retail Class	7/31/13	--	--
Series Intrinsic Opportunities:(c)
Class F	7/31/13	1,546.3	0.55
Retail Class	7/31/13	1,302.3	0.55
Series Real Estate Equity:(c)
Class F	7/31/13	395.1	0.55
Retail Class	7/31/13	497.3	0.55
Series Small Cap Opportunities:(c)(e)
Class F	7/31/13	1,157.2	0.75
Retail Class	7/31/13	1,464.9	0.75
Small Cap Growth:(c)
Class A	7/31/13	63.3	0.64
Class B	7/31/13	3.8	0.64
Class C	7/31/13	26.9	0.64
Class T	7/31/13	29.0	0.64
Institutional Class	7/31/13	41.0	0.64
Retail Class	7/31/13	1,191.4	0.64
Small Cap Value:(c)
Class A	7/31/13	208.7	0.81
Class B	7/31/13	6.9	0.81
Class C	7/31/13	61.8	0.81
Class T	7/31/13	78.8	0.81
Institutional Class	7/31/13	247.4	0.81
Retail Class	7/31/13	2,180.7	0.81
Value Discovery:(c)
Class K	7/31/13	60.6	0.46
Retail Class	7/31/13	420.8	0.46
Export and Multinational:(a)(c)
Class K	8/31/13	227.3	0.55
Retail Class	8/31/13	1,732.1	0.55
Advisor Capital Development:(c)
Class A	9/30/13	334.3	0.55
Class B	9/30/13	0.2	0.55
Class C	9/30/13	1.5	0.55
Class O	9/30/13	2,382.7	0.55
Class T	9/30/13	1.2	0.55
Institutional Class	9/30/13	0.7	0.55
Advisor Diversified Stock:(a)(c)
Class A	9/30/13	138.4	0.42
Class B	9/30/13	0.8	0.42
Class C	9/30/13	7.3	0.42
Class O	9/30/13	1,568.0	0.42
Class T	9/30/13	17.9	0.42
Class Z(g)	9/30/13	0.1	0.42
Institutional Class	9/30/13	243.3	0.42
Series Broad Market Opportunities(c)	9/30/13	6.1	0.55
Stock Selector All Cap:(a)(c)
Class A	9/30/13	188.5	0.52
Class B	9/30/13	12.1	0.52
Class C	9/30/13	46.5	0.52
Class K	9/30/13	64.3	0.52
Class T	9/30/13	107.4	0.52
Class Z(g)	9/30/13	0.1	0.52
Institutional Class	9/30/13	278.3	0.52
Retail Class	9/30/13	2,624.6	0.52
Advisor Diversified International:(c)
Class A	10/31/13	719.3	0.70
Class B	10/31/13	45.8	0.70
Class C	10/31/13	250.0	0.70
Class T	10/31/13	305.7	0.70
Class Z(g)	10/31/13	0.1	0.70
Institutional Class	10/31/13	583.7	0.70
Advisor Emerging Asia:(c)(e)
Class A	10/31/13	159.5	0.71
Class B	10/31/13	12.9	0.71
Class C	10/31/13	65.7	0.71
Class T	10/31/13	49.0	0.71
Institutional Class	10/31/13	40.0	0.71
Advisor Emerging Markets:(c)(e)
Class A	10/31/13	155.2	0.81
Class B	10/31/13	13.6	0.81
Class C	10/31/13	63.8	0.81
Class T	10/31/13	57.8	0.81
Class Z(g)	10/31/13	0.1	0.81
Institutional Class	10/31/13	142.9	0.81
Advisor Europe Capital Appreciation:(c)(e)
Class A	10/31/13	10.1	0.70
Class B	10/31/13	0.8	0.70
Class C	10/31/13	3.3	0.70
Class T	10/31/13	6.3	0.70
Institutional Class	10/31/13	1.4	0.70
Advisor Global Capital Appreciation:(c)(e)
Class A	10/31/13	29.9	0.51
Class B	10/31/13	1.3	0.51
Class C	10/31/13	11.3	0.51
Class T	10/31/13	17.2	0.51
Institutional Class	10/31/13	26.3	0.51
Advisor International Capital Appreciation:(a)(c)(e)
Class A	10/31/13	45.5	0.91
Class B	10/31/13	2.4	0.91
Class C	10/31/13	19.7	0.91
Class T	10/31/13	56.9	0.91
Institutional Class	10/31/13	5.8	0.91
Advisor Overseas:(c)(e)
Class A	10/31/13	64.0	0.73
Class B	10/31/13	2.8	0.73
Class C	10/31/13	17.4	0.73
Class T	10/31/13	296.1	0.73
Institutional Class	10/31/13	282.4	0.73
Advisor Value:(c)
Class A	10/31/13	33.3	0.44
Class B	10/31/13	2.3	0.44
Class C	10/31/13	11.6	0.44
Class T	10/31/13	15.1	0.44
Institutional Class	10/31/13	5.2	0.44
Advisor Value Leaders:(c)
Class A	10/31/13	15.0	0.30
Class B	10/31/13	0.8	0.30
Class C	10/31/13	3.8	0.30
Class T	10/31/13	6.4	0.30
Institutional Class	10/31/13	1.3	0.30
Canada:(a)(c)(d)
Class A	10/31/13	134.6	0.60
Class B	10/31/13	8.7	0.60
Class C	10/31/13	54.2	0.60
Class T	10/31/13	25.9	0.60
Institutional Class	10/31/13	41.5	0.60
Retail Class	10/31/13	2,533.0	0.60
Capital Appreciation:(a)(c)
Class K	10/31/13	1,802.4	0.58
Retail Class	10/31/13	5,329.9	0.58
China Region:(a)(c)(e)
Class A	10/31/13	16.7	0.70
Class B	10/31/13	1.5	0.70
Class C	10/31/13	6.1	0.70
Class T	10/31/13	5.2	0.70
Institutional Class	10/31/13	4.5	0.70
Retail Class	10/31/13	1,396.9	0.70
Disciplined Equity:(a)(c)(j)
Class K	10/31/13	144.5	0.56
Retail Class	10/31/13	1,705.4	0.56
Diversified International:(a)(c)(e)
Class K	10/31/13	10,223.2	0.73
Retail Class	10/31/13	13,598.0	0.73
Emerging Asia(a)(c)(e)	10/31/13	1,295.1	0.75
Emerging Europe, Middle East, Africa (EMEA):(c)(e)
Class A	10/31/13	9.9	0.81
Class B	10/31/13	0.4	0.81
Class C	10/31/13	6.9	0.81
Class T	10/31/13	3.2	0.81
Institutional Class	10/31/13	9.1	0.81
Retail Class	10/31/13	114.4	0.81
Emerging Markets:(a)(c)(e)
Class K	10/31/13	581.7	0.70
Retail Class	10/31/13	2.166.8	0.70
Emerging Markets Discovery:(c)(e)
Class A	10/31/13	4.5	0.86
Class C	10/31/13	3.0	0.86
Class T	10/31/13	2.0	0.86
Institutional Class	10/31/13	2.8	0.86
Retail Class	10/31/13	101.1	0.86
Europe(a)(c)(d)	10/31/13	735.7	0.78
Europe Capital Appreciation(a)(c)	10/31/13	334.6	0.76
Focused Stock(a)(c)	10/31/13	977.5	0.64
Global Commodity Stock:(c)(e)
Class A	10/31/13	82.9	0.71
Class B	10/31/13	2.6	0.71
Class C	10/31/13	26.9	0.71
Class T	10/31/13	13.9	0.71
Institutional Class	10/31/13	43.0	0.71
Retail Class	10/31/13	313.8	0.71
International Capital Appreciation(a)(c)(e)	10/31/13	859.8	0.86
International Discovery:(a)(c)(e)
Class A	10/31/13	318.8	0.77
Class B	10/31/13	6.9	0.77
Class C	10/31/13	32.5	0.77
Class K	10/31/13	2,184.9	0.77
Class T	10/31/13	48.6	0.77
Class Z(g)	10/31/13	0.1	0.77
Institutional Class	10/31/13	368.2	0.77
Retail Class	10/31/13	6,703.5	0.77
International Growth:(c)(e)
Class A	10/31/13	45.2	0.75
Class B	10/31/13	1.2	0.75
Class C	10/31/13	11.4	0.75
Class T	10/31/13	15.1	0.75
Class Z(g)	10/31/13	0.1	0.75
Institutional Class	10/31/13	13.7	0.75
Retail Class	10/31/13	260.4	0.75
International Small Cap:(c)(e)
Class A	10/31/13	17.1	0.96
Class B	10/31/13	0.7	0.96
Class C	10/31/13	9.1	0.96
Class T	10/31/13	10.3	0.96
Institutional Class	10/31/13	21.0	0.96
Retail Class	10/31/13	805.9	0.96
International Small Cap Opportunities:(c)(e)
Class A	10/31/13	20.1	1.03
Class B	10/31/13	1.6	1.03
Class C	10/31/13	7.1	1.03
Class T	10/31/13	8.8	1.03
Institutional Class	10/31/13	4.8	1.03
Retail Class	10/31/13	402.5	1.03
International Value:(c)(e)
Class A	10/31/13	5.3	0.65
Class B	10/31/13	0.7	0.65
Class C	10/31/13	2.7	0.65
Class T	10/31/13	3.1	0.65
Institutional Class	10/31/13	0.3	0.65
Retail Class	10/31/13	155.4	0.65
Japan:(a)(c)(d)
Class A	10/31/13	15.6	0.63
Class B	10/31/13	0.9	0.63
Class C	10/31/13	9.2	0.63
Class T	10/31/13	5.0	0.63
Institutional Class	10/31/13	10.0	0.63
Retail Class	10/31/13	441.4	0.63
Japan Smaller Companies(a)(c)(e)	10/31/13	430.2	0.70
Latin America:(a)(c)(d)
Class A	10/31/13	58.6	0.71
Class B	10/31/13	6.8	0.71
Class C	10/31/13	20.7	0.71
Class T	10/31/13	15.9	0.71
Institutional Class	10/31/13	6.3	0.71
Retail Class	10/31/13	1,759.7	0.71
Nordic(a)(c)(d)	10/31/13	335.7	0.70
Overseas:(a)(c)
Class K	10/31/13	391.2	0.81
Retail Class	10/31/13	1,747.2	0.81
Pacific Basin(a)(c)(e)	10/31/13	656.8	0.92
Series Emerging Markets:(c)(e)
Class F	10/31/13	2,921.4	0.80
Retail Class	10/31/13	3,190.1	0.80
Series International Growth:(c)(e)
Class F	10/31/13	4,762.0	0.82
Retail Class	10/31/13	5,164.2	0.82
Series International Small Cap:(c)(e)
Class F	10/31/13	977.2	0.98
Retail Class	10/31/13	1,060.6	0.98
Series International Value:(c)(e)
Class F	10/31/13	4,804.4	0.66
Retail Class	10/31/13	5,212.2	0.66
Stock Selector Small Cap:(c)
Class A	10/31/13	5.7	0.65
Class B	10/31/13	0.3	0.65
Class C	10/31/13	2.4	0.65
Class T	10/31/13	1.3	0.65
Institutional Class	10/31/13	45.0	0.65
Retail Class	10/31/13	1,373.2	0.65
Total International Equity:(c)(e)
Class A	10/31/13	7.7	0.77
Class B	10/31/13	0.2	0.77
Class C	10/31/13	3.2	0.77
Class T	10/31/13	5.3	0.77
Institutional Class	10/31/13	2.1	0.77
Retail Class	10/31/13	317.3	0.77
Value:(a)(c)
Class K	10/31/13	1,011.3	0.47
Retail Class	10/31/13	6,329.3	0.47
Worldwide:(c)(e)
Class A	10/31/13	22.7	0.83
Class B	10/31/13	0.5	0.83
Class C	10/31/13	5.9	0.83
Class T	10/31/13	7.3	0.83
Institutional Class	10/31/13	6.4	0.83
Retail Class	10/31/13	1,248.2	0.83
Advisor Dividend Growth:(c)
Class A	11/30/12	310.0	0.61
Class B	11/30/12	19.4	0.61
Class C	11/30/12	124.7	0.61
Class T	11/30/12	305.8	0.61
Class Z(g)	11/30/12	--	--
Institutional Class	11/30/12	94.8	0.61
Advisor Equity Growth:(a)(c)
Class A	11/30/12	642.8	0.56
Class B	11/30/12	31.0	0.56
Class C	11/30/12	138.1	0.56
Class T	11/30/12	1,155.0	0.56
Class Z(g)	11/30/12	--	--
Institutional Class	11/30/12	1,017.5	0.56
Advisor Equity Value:(c)
Class A	11/30/12	29.5	0.52
Class B	11/30/12	3.5	0.52
Class C	11/30/12	9.0	0.52
Class T	11/30/12	21.8	0.52
Institutional Class	11/30/12	3.3	0.52
Advisor Growth Opportunities:(a)(c)
Class A	11/30/12	322.8	0.72
Class B	11/30/12	13.6	0.72
Class C	11/30/12	60.2	0.72
Class T	11/30/12	1,190.2	0.72
Class Z(g)	11/30/12	--	--
Institutional Class	11/30/12	343.6	0.72
Advisor Large Cap:(c)
Class A	11/30/12	116.8	0.66
Class B	11/30/12	11.9	0.66
Class C	11/30/12	27.2	0.66
Class T	11/30/12	73.9	0.66
Institutional Class	11/30/12	1,056.2	0.66
Advisor Series Growth Opportunities(b)(h)	11/30/12	--	--
Advisor Series Small Cap(b)(h)	11/30/12	--	--
Advisor Small Cap:(a)(c)
Class A	11/30/12	1,372.9	0.5
Class B	11/30/12	47.8	0.5
Class C	11/30/12	312.0	0.5
Class T	11/30/12	1,173.0	0.5
Class Z(g)	11/30/12	--	--
Institutional Class	11/30/12	1,281.1	0.5
Advisor Stock Selector Mid Cap:(a)(c)
Class A	11/30/12	618.2	0.38
Class B	11/30/12	24.7	0.38
Class C	11/30/12	148.3	0.38
Class T	11/30/12	803.4	0.38
Institutional Class	11/30/12	200.1	0.38
Retail Class	11/30/12	0.6	0.38
Advisor Value Strategies:(a)(c)
Class A	11/30/12	199.7	0.6
Class B	11/30/12	14.4	0.6
Class C	11/30/12	42.7	0.6
Class T	11/30/12	278.8	0.6
Class K	11/30/12	59.7	0.6
Retail Class	11/30/12	316.7	0.6
Institutional Class	11/30/12	51.4	0.6
Growth Company:(a)(c)
Class K	11/30/12	13,487.2	0.71
Retail Class	11/30/12	24,723.7	0.71
Growth Strategies:(a)(c)
Class K	11/30/12	263.2	0.38
Retail Class	11/30/12	1,488.3	0.38
Independence:(a)(c)
Class K	11/30/12	357.1	0.57
Retail Class	11/30/12	3,165.5	0.57
New Millennium(a)(c)	11/30/12	1,966.4	0.75
Series Growth Company:(b)(h)
Class F	11/30/12	--	--
Retail Class	11/30/12	--	--
Advisor Mid Cap II:(c)
Class A	12/31/12	1,309.9	0.56
Class B	12/31/12	52.1	0.56
Class C	12/31/12	252.5	0.56
Class T	12/31/12	419.3	0.56
Class Z(g)	12/31/12	--	--
Institutional Class	12/31/12	997.5	0.56
Advisor New Insights:(c)
Class A	12/31/12	6,329.1	0.53
Class B	12/31/12	291.0	0.53
Class C	12/31/12	2,422.0	0.53
Class T	12/31/12	1,793.5	0.53
Class Z(g)	12/31/12	--	--
Institutional Class	12/31/12	8,926.5	0.53
Advisor Series Opportunistic Insights(c)(i)	12/31/12	427.3	0.56
Contrafund®:(c)
Class K	12/31/12	23,369.9	0.57
Retail Class	12/31/12	58,806.3	0.57
Series Opportunistic Insights:(c)
Class F	12/31/12	1,691.4	0.56
Retail Class	12/31/12	1,598.4	0.56
Trend(c)	12/31/12	1,127.9	0.65
VIP ContrafundSM:(c)
Initial Class	12/31/12	6,489.9	0.56
Investor Class	12/31/12	661.8	0.56
Service Class	12/31/12	1,369.0	0.56
Service Class 2	12/31/12	7,716.8	0.56
Service Class 2R	12/31/12	9.1	0.56
VIP Disciplined Small Cap:(c)(f)
Initial Class	12/31/12	19.9	0.71
Investor Class	12/31/12	61.1	0.71
Service Class	12/31/12	0.3	0.71
Service Class 2	12/31/12	2.3	0.71
VIP Dynamic Capital Appreciation:(c)
Initial Class	12/31/12	17.9	0.56
Investor Class	12/31/12	30.2	0.56
Service Class	12/31/12	0.2	0.56
Service Class 2	12/31/12	15.8	0.56
VIP Emerging Markets:(c)(e)
Initial Class	12/31/12	38.5	0.81
Initial Class R	12/31/12	12.7	0.81
Investor Class R	12/31/12	44.0	0.81
Service Class	12/31/12	0.1	0.81
Service Class 2	12/31/12	3.1	0.81
Service Class 2R	12/31/12	0.1	0.81
VIP Growth:(c)
Initial Class	12/31/12	2,730.5	0.56
Investor Class	12/31/12	141.2	0.56
Service Class	12/31/12	415.5	0.56
Service Class 2	12/31/12	609.0	0.56
Service Class 2R	12/31/12	5.2	0.56
VIP Growth Opportunities:(c)
Initial Class	12/31/12	127.1	0.56
Investor Class	12/31/12	76.6	0.56
Service Class	12/31/12	151.1	0.56
Service Class 2	12/31/12	70.9	0.56
VIP Growth Stock:(c)
Initial Class	12/31/12	12.7	0.56
Investor Class	12/31/12	39.7	0.56
Service Class	12/31/12	0.5	0.56
Service Class 2	12/31/12	48.6	0.56
VIP Growth Strategies:(a)(c)
Initial Class	12/31/12	5.4	0.61
Investor Class	12/31/12	8.0	0.61
Service Class	12/31/12	0.2	0.61
Service Class 2	12/31/12	4.9	0.61
VIP International Capital Appreciation:(c)(d)
Initial Class	12/31/12	0.5	0.71
Initial Class R	12/31/12	10.9	0.71
Investor Class R	12/31/12	31.3	0.71
Service Class	12/31/12	0.1	0.71
Service Class 2	12/31/12	0.6	0.71
Service Class 2R	12/31/12	0.1	0.71
Service Class R	12/31/12	0.1	0.71
VIP Mid Cap:(c)
Initial Class	12/31/12	1,182.3	0.56
Investor Class	12/31/12	315.2	0.56
Service Class	12/31/12	553.1	0.56
Service Class 2	12/31/12	5,305.2	0.56
VIP Overseas:(c)(e)
Initial Class	12/31/12	631.8	0.71
Initial Class R	12/31/12	87.8	0.71
Investor Class R	12/31/12	163.3	0.71
Service Class	12/31/12	110.4	0.71
Service Class 2	12/31/12	351.6	0.71
Service Class 2R	12/31/12	64.1	0.71
Service Class R	12/31/12	45.5	0.71
VIP Value:(c)
Initial Class	12/31/12	83.1	0.56
Investor Class	12/31/12	60.2	0.56
Service Class	12/31/12	0.2	0.56
Service Class 2	12/31/12	3.9	0.56
VIP Value Leaders:(c)
Initial Class	12/31/12	5.9	0.56
Investor Class	12/31/12	11.6	0.56
Service Class	12/31/12	0.3	0.56
Service Class 2	12/31/12	1.4	0.56
VIP Value Strategies:(c)
Initial Class	12/31/12	85.7	0.56
Investor Class	12/31/12	66.0	0.56
Service Class	12/31/12	27.9	0.56
Service Class 2	12/31/12	141.1	0.56

(a) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary expense limitations. For multiple class funds, the ratio of net advisory fees to average net assets is presented gross of reductions for certain classes.

(b) FMR has entered into a sub-advisory agreement with each of FMRC, FMR H.K. and FMR Japan on behalf of the fund.

(c) FMR has entered into a sub-advisory agreement with each of FMRC, FMR U.K., FMR H.K. and FMR Japan on behalf of the fund.

(d) FMR has entered into a sub-advisory agreement with FIA on behalf of the fund. FIA has entered into a sub-advisory agreement with FIA(UK) on behalf of the fund.

(e) FMR has entered into a sub-advisory agreement with FIA on behalf of the fund. FIA has entered into a sub-advisory agreement with each of FIA(UK) and FIJ on behalf of the fund.

(f) FMR has entered into a sub-advisory agreement with each of FMRC and Geode Capital Management, LLC (Geode) on behalf of the fund.

(g) Class commenced operations on August 13, 2013.

(h) Fund commenced operations on November 7, 2013.

(i) Fund commenced operations on December 6, 2012.

(j) The management fee, which fluctuates based on the fund's performance relative to a securities market index, excludes the effect of a negative performance adjustment during the previous fiscal period. If the effect of the negative performance adjustment were reflected in the table above, the management fee and total annual operating expenses would be lower. During the previous fiscal year, the fund's management fee, including a performance adjustment of -0.67%, was -0.11%.

Fidelity Investments & Pyramid Design, Fidelity, Fidelity Advisor, Magellan, Fidelity Fifty, and Contrafund are registered trademarks of FMR LLC. © 2014 FMR LLC. All rights reserved.

VIP Contrafund is a service mark of FMR LLC.

The third party marks appearing above are the marks of their respective owners.

1.9585404.100 ISC-PXS-0114

Form of Proxy Card: Fidelity® International Small Cap Fund

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) James C. Curvey, Jason Pogorelec, and Dennis J. Dirks, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on March 18, 2014 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	Fidelity Investment Trust

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
		FOR	AGAINST	ABSTAIN
1.	To approve a change in the performance adjustment index for the fund.	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
ISC-PXC-0114

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Important proxy material is available for your review

Dear Investor,

Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.

Important notice regarding the availability of proxy materials for the shareholder meeting.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

How to vote

To vote through the internet, click on the link below and follow the on-line instructions.

Proxy voting (this is a link to the proxy voting page)

When voting you will be required to enter the CONTROL number.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 ("1-" may/may not be included)] and follow the recorded instructions.

You can access these proxy materials at the following website [address(es)/address[es]]:

[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]
http://www.xxxxxxx

[Prospectus (included in the case of a merger)[:]
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information

QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.

ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.

Thank you for choosing Fidelity.

[FidelityInvestments and Pyramid Design logo]

[tree with arrow logo]	Choose eDelivery Secure. Convenient. Green. Log in or register at advisor.fidelity.com
View the Fidelity Investments and the Fidelity Funds privacy notice
628563.3.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.4.0

© 2012 FMR LLC.
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote by clicking the "Proxy Voting" link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic proxy materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touch-tone telephone. If you vote through the Internet link, you will be required to enter the control number. For touch-tone, you will be required to enter the control number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these proxy materials at the following Web address[es]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://www.xxxxxxx

[Included if merger: Prospectus[:]
http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above link[s]. If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help: Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.2.1

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Green Line with arrow logo]

Important proxy material is available for your review	Fidelity Investments and pyramid design Turn Here logo.
Quick Links
Get Assistance

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials electronically. This email notification contains information specific to your holding(s) in the security identified below in your Fidelity Investments (Fidelity) brokerage account(s). Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year]]

For shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

If voting via touch-tone phone, you will be required to enter the CONTROL number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these proxy materials at the following Web address[es]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and [Proxy Statement/Proxy Statement:]
http://www.xxxxxxx

[Prospectus[:] (included in the case of a merger)
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic proxy materials, you may need Adobe® Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday, 8:00 a.m. to midnight Eastern time, and Saturday, 8:00 a.m. to 6:30 p.m. Eastern time.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your proxy materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

You have a right to receive these materials in paper format. To request a paper copy of proxy materials relating to a Fidelity fund at no cost, please contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

For questions, please call Fidelity at 1-800-544-6666. Representatives are available 24 hours a day, 7 days a week. To contact us about this message, please do not reply to this email; go to Fidelity.com/contactus to send a secure email.

Thank you for choosing Fidelity.

Fidelity.com	Contact Us	Email Preferences	Privacy Policy	Legal Information

If you do not want to receive account service communications (such as status of Rollover or Transfer of Assets transactions) via email from Fidelity Personal Investments, you may change your email preferences at any time.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

625484.4.1 C23767 01

© 2012 FMR LLC All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Fidelity Investments pyramid design and Turn Here logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders

Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the "Proxy Vote" link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:

[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)
http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109

625428.5.0

© 2013 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the upper portion of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSEIF caller presses 0 go to Speech 4

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 6, ELSEIF caller presses 0 go to Speech 2

Go to Closing B

Speech 3	Proposal 1: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 3a, ELSEIF go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 3a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 3b	Press 1 to withhold for another nominee, Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 3a, ELSEIF the caller presses 0 go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 4	Proposal 2: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 5	Proposal 3: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Proposals will repeat until all proposals have been voted
Go to Closing B once all proposals have been voted

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1. If incorrect, Press 0.

If caller presses 1 go to Speech 6, ELSEIF the caller presses 0 go to Speech 2

Speech 6	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSEIF the caller presses 0 go to Speech 7

Speech 7	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version
www.2votemyproxy.com

[Upon log-in shareholder sees Screen 1]

SCREEN 1
"Log-in Screen"

Link 1 - (right justified)

View Proxy Materials

[link to all electronic proxy materials]

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Input A - (left justified)

Please enter the Control Number from your Proxy Card or e-Mail Notification:

Input B - (centered)

[VOTE]

Graphic I - (left justified)
[Sample proxy card appears here to help shareholder identify the location of the control number on a proxy card]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon input of Control Number and selection of input B ("Vote" button) shareholder is directed to Screen 2]

SCREEN 2
"Voting Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (centered)

You are encouraged to specify your choices by marking your selection[s] below. To submit your vote, please select the SUBMIT button at the bottom of the screen. If you do not select a vote option for a proposal, your vote for that proposal will be cast in accordance with the recommendation of the Board of Trustees

Text 3 - (left justified)

Proposal[s]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]:

Input A - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[ ] For [ ] Withhold (will appear next to each nominee name)

Input B - (left justified)

2	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input C - (left justified)

3	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input D - (left justified)

4	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input E - (left justified)

5	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Text 3 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Input F - (centered)

You will have an opportunity to confirm that your [selections were/selection was] properly recorded after you submit your vote. If you would like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selections carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to
appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

Links - (centered)

[Show Current Proxy Materials] [Show All Proxy Materials]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Submit" button shareholder is directed to Vote Confirmation Screen (Screen 3)]

SCREEN 3
"Vote Confirmation Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: "Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Text 5 - (centered)

[If email confirmation was requested on the "Voting Screen":] An email with confirmation of this vote will be sent to: [email address]

Hyperlink 1 - (centered)

[Change My Vote]

[Directs shareholder to Screen 2 "Voting Screen" to change vote]

Hyperlink 2 - (centered)

[Print]

[Directs shareholder to "Proxy Vote Summary Page"]

Hyperlink 3 - (centered)

[Vote Another Proxy]

[Directs shareholder to Screen 1 "Log-in Screen"]

Hyperlink 4 - (centered)

[Exit Internet Proxy Voting Service]

[Directs shareholder to Screen 4 "Exit Screen"]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of "Exit Internet Proxy Voting Service" button on Screen 3 shareholder is directed to Screen 4]

SCREEN 4
"Exit Screen"

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Thank you for voting.

Have a nice day!

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

[Upon selection of the "Print" button on Screen 3 a summary in the following form prints]

Form of

"Proxy Vote Summary Page"

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: "Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1
	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

[If shareholder requests email confirmation on Screen 2 "Voting Screen", a confirmation in the following form will be sent to the designated email address ]

Form Of

Email Confirmation

[Trust Name: Fund Name]
The Special Meeting of Shareholders to be held on [Meeting Date]
Date: xx/xx/xxxx
Time: XXXX
Control Number: *********XXXXX

Vote Received: [For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)

Proposal 1:	[Title of proposal to be inserted] [for Trustee Elections, the proposal number will repeat with each nominee listed on a separate line with indication of how the shareholder voted indicated above]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 2:	[Title of proposal to be inserted]	[

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 3:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 4:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 5:	[Title of proposal to be inserted]

Text - (left justified)

Dear Shareholder:

In connection with the above-referenced Special Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated above in accordance with your voting instructions. If your vote is incorrect, please log in at www.2votemyproxy.com immediately to correct your vote. You may also call toll-free at 1-800-991-5630 and follow the recorded voting instructions. You will need your entire Control Number to vote.

On behalf of Fidelity Investments, thank you for your participation and cooperation

[If shareholder selects "View Proxy Materials" ]

Form Of

"View Proxy Materials Page"

View All Proxy Materials page:

Link 1 - (right justified)

View Proxy Materials Login

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

[when select "Log-in" button shareholder is directed to Screen 1 "Log-in Screen"]

Text - (left justified) View Proxy Materials

Text - (left justified) Fidelity Investments

[If shareholder has already input his/her control number the trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear before the table)

Table 1 - (centered)

Date	Trust Name: Fund Name(s)	Link(s) Click on the document that you wish to view:
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

View Current Proxy Materials page:

Text - (left justified) View Proxy Materials

Text - (left justified) Fidelity Investments

Text - (left justified) Proxy Materials

[trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear here)

Text 2 - (across bottom of screen)

2012 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy DFKINGWORLDWIDE

Form of

Telephone Reminder Script

[Note to Representative: This script should be used for [insert name(s) of fund(s) that will be holding a meeting]. These fund(s) are scheduled to hold a shareholder meeting on [insert shareholder meeting date] [if meeting has been adjourned add: which has been adjourned to [insert date of rescheduled shareholder meeting]]. Participants that owned the fund(s) on [insert record date] are eligible to vote at this shareholder meeting.]

Scenario 1 - Proxy has been mailed to participants but we have not received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. Voting is easy. You can cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 2 - Proxy has been mailed to participants and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•There is a shareholder meeting scheduled for your fund(s) on [state date of shareholder meeting]. Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed due to lack of shareholder participation.

Scenario 3 - Scheduled shareholder meeting has been adjourned due to lack of participation and we have received approval for participants to cast their votes over the telephone with D.F. King & Co., Inc.

•I see that you have a balance in [state name(s) of fund(s) holding a shareholder meeting].

•Did you know that the fund[´s/s'] shareholder meeting originally scheduled for [state date of original meeting] has been postponed to [state date of new shareholder meeting] due to lack of shareholder participation? Have you received a copy of the proxy material for this meeting?

If shareholder answers "yes": That's great. Have you voted your proxy for the fund[´s/s'] shareholder meeting?

If shareholder answers "yes": Thank you very much for participating in this important initiative.

If shareholder answers "no": Your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation. We have made arrangements for a proxy tabulation firm to take your vote over the phone. Can I transfer your call to them now?

If shareholder answers "yes": Your call will be answered by a representative of D. F. King & Co., Inc., the proxy solicitation firm helping Fidelity with this initiative. (PSG representative transfers call to 1-800-848-3155)

If shareholder answers "no": Can I give you the toll-free number for D.F. King & Co., Inc., our proxy solicitor, that you can call at your convenience to cast your vote by phone?

If shareholder answers "yes": Thank you. The number is 1-800-848-3155.

If shareholder answers "no": That's fine. You can also cast your vote by completing the proxy card(s) enclosed in your proxy package and mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If shareholder answers "no": Would you like me to send another copy of the material to you?

If participant answers "yes": I'd be happy to send another package to you. (Please go to PSG Online and click on "Reference Manual." You will find the Request form by clicking on "Proxy.")

If participant answers "no": That's fine. However, I'd like to remind you that your response is needed so that the meeting doesn't have to be postponed again due to lack of shareholder participation.

Form of

Internet Posting

Your Fund Needs Your Proxy Vote!

If you receive a proxy ballot for a mutual fund that you hold in your retirement account, please vote promptly.

You may have a fund in your [client: insert name of plan(s)] account that has requested your participation in a proxy vote. The fund must receive proxy votes from a majority of shareholders in order to hold a shareholder meeting. Without your vote, the meeting may have to be postponed, and you may continue to receive solicitations for your vote.

Please remember your vote is very important - whether you hold many shares or just a few. So if you receive a proxy request, please respond promptly.

Thank you.

Fidelity Investments Institutional Operations Company, Inc. 82 Devonshire St., Boston, MA 02109

387349

Proxy Voting Q&A posted on advisor.fidelity.com

Learn More
What is Proxy Voting?
When will I receive the information I need to vote?
How can I submit a proxy vote?
I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
I used to enter a control number when voting proxy, why is this now no longer required?
I voted and I would like to change my vote, is this possible?
When can I expect to receive proxy materials?

Q:	What is Proxy Voting?
A:

Mutual Funds may hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your vote, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Q:	When will I receive the information I need to vote?
A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail, or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Q:	How can I submit a proxy vote?
A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:

By consenting to eDelivery, you have agreed to online receipt of important proxy materials. You can request a written copy of the proxy materials by clicking on "Request copy of shareholder materials," on the same screen you are prompted to vote your shares. To request a written copy of any Fidelity Advisor Fund or Fidelity Fund proxy material via telephone, please call 877-208-0098. If you would like to change your eDelivery preferences for future proxy materials, click here to update your information or change your delivery method. [if shareholder clicks on "click here" a window appears where they can change their edelivery preferences on advisor.fidelity.com.]

Q:	I used to enter a control number when voting proxy, why is this now no longer required?
A:

By using advisor.fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the control number is no longer required to securely complete this transaction.

Q:	I voted and I would like to change my vote, is this possible?
A:

Yes, you can vote again using the "Voted" link in the "Action" column as long as voting is still open for that holding. The latest vote cast will be recorded and the "Last Action Taken" date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Proxy Voting Q&A posted on fidelity.com

Frequently Asked Questions
What is Proxy Voting?
When will I receive the information I need to vote?
How can I submit a proxy vote?
I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
I used to enter a PIN when voting proxy, why is this now no longer required?
I voted and I would like to change my vote, is this possible?

Q:	What is Proxy Voting?
A:

Companies regularly hold shareholder meetings to present and discuss important management decisions that may impact shareholders. Mutual funds may also hold special meetings of shareholders to seek approval of changes to fund services or policies that require shareholder approval. As a shareholder, you are entitled to vote on these important matters. You could, if you wanted, attend the shareholder meeting in person to cast your votes, or you could cast a proxy vote, which allows you to cast your vote through the mail, over the telephone, or online. This way, your vote can be counted without you having to attend the meeting in person.

Top
Q:	When will I receive the information I need to vote?
A:

A proxy statement, which provides details regarding the meeting and the management and shareholder proposals, if any, that will be voted on at the meeting, is provided to shareholders before the meeting is held. The proxy statement may be sent to you via U.S. mail or email, if you have consented to electronic delivery, or you may receive a notice linking you to a website where you can review it online.

Top
Q:	How can I submit a proxy vote?
A:

You may submit a proxy vote through U.S. mail, over the telephone, or online, based on the instructions contained in the proxy statement. Votes must be submitted prior to the close of voting in order to be counted. Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Top
Q:	I consented for eDelivery of proxy materials, is it possible to receive hard copy paper materials instead?
A:

By consenting to eDelivery of proxy, you have agreed to online receipt of important proxy materials. To request a written copy of any Fidelity Fund proxy materials via telephone please call 877-208-0098. On the voting screen, you may also chose to change your eDelivery preferences for future proxy campaigns.
Your retirement benefit plan account mail preferences for statements, prospectuses, proxies and other benefit information will apply to your Fidelity BrokerageLink(registered mark) Account. You may change this electronic delivery default for your BrokerageLinkSM account at any time by logging on to NetBenefits and updating your mail preferences.

Top
Q:	I used to enter a PIN when voting proxy, why is this now no longer required?
A:

By using Fidelity.com to access the online voting site, a secure transaction with your control number information has been established and the PIN is no longer required to securely complete this transaction.

Top
Q:	I voted and I would like to change my vote, is this possible?
A:

Yes, you can vote again using the Voted link in the Action column as long as voting is still open for that holding. The latest vote cast will be recorded and the Last Action Taken date will update. If you do not complete the process of re-voting, the last vote cast remains on record.

Top

Return to Proxy Materials

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